UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 14, 2005




                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




 Louisiana                         1-10294                  72-0724532
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code: (504) 533-3333



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

         On November 14, 2005, Hibernia Corporation (the "Company") provided its directors and executive officers with notice informing them that the blackout period imposed on participants in the Company's Retirement Security Plan (the "RSP") was being extended by one day because the Company believes that the exchange of shares of Company common stock held by the RSP for shares of Capital One Financial Corporation ("Capital One") common stock and/or cash in connection with the merger between the Company and Capital One will take longer to complete than anticipated. As set forth in this notice, rather than ending on November 28, 2005, the blackout period is now scheduled to end on November 29, 2005. The notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. There have been no other changes or updates to the notice of a blackout period originally provided to the Company's directors and executive officers and filed with the Securities and Exchange Commission on October 3, 2005.

Item 9.01   Financial Statement and Exhibits.


     (d)   Exhibits

            Number         Description


            99.1 Notice sent to directors and executive officers of Hibernia Corporation on November 14, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     HIBERNIA CORPORATION

                                                 (Registrant)


Date: November 14, 2005                     By: /s/ Cathy E. Chessin
                                                -------------------------------
                                                Cathy E. Chessin
                                                Executive Vice President,
                                                Secretary and Corporate Counsel




                                  EXHIBIT INDEX

Exhibit No.                Description


99.1 Notice sent to directors and executive officers of Hibernia Corporation on November 14, 2005